BlackRock Funds II

LifePath® Active 2015 Portfolio

LifePath® Active 2020 Portfolio

LifePath® Active 2025 Portfolio

LifePath® Active 2030 Portfolio

LifePath® Active 2035 Portfolio

LifePath® Active 2040 Portfolio

LifePath® Active 2045 Portfolio

LifePath® Active 2050 Portfolio

LifePath® Active 2055 Portfolio

(collectively, the “Funds”)

Supplement dated November 18, 2013
to the Prospectus dated February 28, 2013

The section of the Prospectus entitled “Details about the Funds—Information About Underlying Funds—Exchange Traded Funds
(“ETFs”)” is amended to add the below:

Fund Name	Investment Objective and Principal Investment Strategies
iShares Russell 2000 ETF

The fund seeks to track the investment results of an index composed of small-capitalization U.S. equities.

The fund seeks to track the investment results of the Russell 2000® Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying Index includes issuers representing approximately 9% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of March 31, 2013, the Underlying Index represented approximately $1.6 trillion of the total market capitalization of the Russell 3000® Index.

Shareholders should retain this Supplement for future reference.

PRO-LCPP-1113SUP